Fees Summary	Mar. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,442,264.64
Previously Paid Amount	0.00
Total Fee Amount	680.11
Total Offset Amount	0.00
Net Fee	$ 680.11